REVENUES	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
REVENUES

11. REVENUES

Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services.

The following table provides information relating to the Company’s revenues from external customers for each product or group of similar products for the periods presented:

	Three Months Ended June 30,
(in millions)	2020	2019
Gasoline and distillates	$2,035.9	$5,570.7
Feedstocks and other	215.3	203.9
Asphalt and blackoils	164.1	531.8
Chemicals	45.5	177.6
Lubricants	38.3	67.9

Total Revenues	$2,499.1	$6,551.9

	Six Months Ended June 30,
(in millions)	2020	2019
Gasoline and distillates	$6,606.3	$10,003.7
Feedstocks and other	526.6	404.6
Asphalt and blackoils	371.1	884.8
Chemicals	158.3	329.3
Lubricants	96.8	138.2

Total Revenues	$7,759.1	$11,760.6

The Company’s revenues are generated from the sale of refined petroleum products. These revenues are largely based on the current spot market prices of the products sold, which represent consideration specifically allocable to the products being sold on a given day, and the Company recognizes those revenues upon delivery and transfer of title to the products to our customers. The time at which delivery and transfer of title occurs is the point when the Company’s control of the products is transferred to the Company’s customers and when its performance obligation to its customers is fulfilled. Delivery and transfer of title are specifically agreed to between the Company and customers within the contracts. The Company also has contracts which contain fixed pricing, tiered pricing, minimum volume features with makeup periods, or other factors that have not materially been affected by ASC 606, Revenues from Contracts with Customers.

Deferred Revenues

The Company records deferred revenues when cash payments are received or are due in advance of performance, including amounts which are refundable. Deferred revenue was $18.1 million and $17.0 million as of June 30, 2020 and December 31, 2019, respectively. Fluctuations in the deferred revenue balance are primarily driven by the timing and extent of cash payments received or due in advance of satisfying the Company’s performance obligations.

The Company’s payment terms vary by type and location of customers and the products offered. The period between invoicing and when payment is due is not significant (i.e. generally within two months). For certain products or services and customer types, the Company requires payment before the products or services are delivered to the customer.

15.	REVENUES

Adoption of ASC 606, “Revenue from Contracts with Customers”

Prior to January 1, 2018, the Company recognized revenue from customers when all of the following criteria were met: (i) persuasive evidence of an exchange arrangement existed, (ii) delivery had occurred or services had been rendered, (iii) the buyer’s price was fixed or determinable and (iv) collectability was reasonably assured. Amounts billed in advance of the period in which the service was rendered or product delivered were recorded as deferred revenue.

Effective January 1, 2018, the Company adopted ASC 606. As a result, the Company has changed its accounting policy for the recognition of revenue from contracts with customers as detailed below.

The Company adopted ASC 606 using the modified retrospective method, which has been applied for the years ended December 31, 2019 and 2018. The Company has applied ASC 606 only to those contracts that were not complete as of January 1, 2018. As such, the financial information for prior periods has not been adjusted and continues to be reported under ASC 605 “Revenue Recognition”. The Company did not record a cumulative effect adjustment upon initially applying ASC 606 as there was not a significant impact upon adoption; however, the details of significant qualitative and quantitative disclosure changes upon implementing ASC 606 are detailed below.

Revenue Recognition

Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services.

The following table provides information relating to the Company’s revenues from external customers for each product or group of similar products for the periods presented:

	Year Ended December 31,
(in millions)	2019	2018	2017
Gasoline and distillates	$21,278.4	$23,032.6	$18,316.1
Asphalt and blackoils	1,426.4	1,592.9	1,162.3
Feedstocks and other	806.9	1,374.2	1,218.4
Chemicals	682.3	842.8	770.5
Lubricants	274.9	321.5	305.1

Total Revenues	$24,468.9	$27,164.0	$21,772.4

The majority of the Company’s revenues are generated from the sale of refined petroleum products. These revenues are largely based on the current spot (market) prices of the products sold, which represent consideration specifically allocable to the products being sold on a given day, and the Company recognizes those revenues upon delivery and transfer of title to the products to our customers. The time at which delivery and transfer of title occurs is the point when the Company’s control of the products is transferred to the Company’s customers and when its performance obligation to its customers is fulfilled. Delivery and transfer of title are specifically agreed to between the Company and customers within the contracts. The Company also has contracts which contain fixed pricing, tiered pricing, minimum volume features with makeup periods, or other factors that have not materially been affected by ASC 606.

Deferred Revenues

The Company records deferred revenues when cash payments are received or are due in advance of performance, including amounts which are refundable. Deferred revenue was $17.0 million and $17.1 million as of December 31, 2019 and December 31, 2018, respectively. Fluctuations in the deferred revenue balance are primarily driven by the timing and extent of cash payments received or due in advance of satisfying the Company’s performance obligations.

The Company’s payment terms vary by type and location of customers and the products offered. The period between invoicing and when payment is due is not significant (i.e. generally within two months). For certain products or services and customer types, the Company requires payment before the products or services are delivered to the customer.

Significant Judgment and Practical Expedients

For performance obligations related to sales of products, the Company has determined that customers are able to direct the use of, and obtain substantially all of the benefits from, the products at the point in time that the products are delivered. The Company has determined that the transfer of control upon delivery to the customer’s requested destination accurately depicts the transfer of goods. Upon the delivery of the products and transfer of control, the Company generally has the present right to payment and the customers bear the risks and rewards of ownership of the products. The Company has elected the practical expedient to not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which the Company recognizes revenue at the amount to which it has the right to invoice for services performed.